VECTREN
2005
SUMMARY ANNUAL REPORT
VECTREN CORPORATION
RESPONDING

VECTREN

September 2006
Investor
Presentations

Forward-Looking Statements
Statements contained or incorporated by reference in these slides regarding future events and developments are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933.  Forward-looking statements are based on management’s beliefs and assumptions that derive from information currently known by management.
Because such statements are based on expectations and not historical facts, actual results may differ materially from those projected in the particular statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document, or in the case of documents incorporated by reference, as of the date of those documents.
Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you here is readily available in our annual report on Form 10-K filed with the Securities and Exchange
Commission on February 16, 2006.

Contact:
Steve Schein
VP Investor Relations
812-491-4209
sschein@vectren.com

Natural Gas:
990,000  customers
Electric:
140,000 customers
ProLiance
Energy
Vectren Source
Energy Systems Group
Miller Pipeline
Vectren Fuels
Energy Marketing &
Services
Energy Infrastructure
Services
Coal Mining
Vectren Today – NYSE: VVC

Utility

Nonutility

Nonutility Strategies
▪
Reinvest Earnings in Core Businesses
▪
Invest in Gas Storage Assets
▪
Develop and Market New Coal
Reserves
▪
Grow Energy Infrastructure Services
Positioned For Growth
Goals
▪
Increase utility earnings at an
average annual rate of 3.5% to
4%
▪
Increase nonutility earnings at an
average annual rate of 10+%
▪
Increase Vectren EPS at an
average annual rate of 5+%
▪
Provide a total return to
shareholders of 9+%
Utility Strategies
▪
Grow Rate Base
▪
Achieve Decoupling / Conservation
Oriented Tariffs
▪
Achieve Timely Rate Relief
▪
Manage Capital Structure
▪
Manage O&M
▪
Earn Allowed Return

Indiana
Ohio
Indianapolis
Dayton
Evansville
Vectren Energy Delivery of Indiana - South
Electric Service Territory
Vectren Energy Delivery of Indiana - North
Vectren Energy Delivery of Ohio

VECTREN

Utility Territory
Net Operating Income
Gas
Electric
49%
51%
12 months
ended 6/30/06
$145.0
Million
Utility Business – Energy Delivery
▪
Over 1.1 million customers
▪
Reinvest and grow rate base – 6% CAGR
▪
Periodic rate increases required to achieve
adequate returns on capital

F.B. Culley
A.B. Brown
Utility Business – Power Generation
Generation Portfolio
▪
Coal-fired base units – 1,056 MW
▪
Nearly 90% available in 2005
▪
Burns 3+ million tons of coal annually
▪
Affiliate agreements in place for 90% of
coal needs
▪
80% scrubbed for SO2 and 90% for
NOx
▪
Gas-fired peak-use turbines – 295 MW
▪
Additional 125 MW required
Wholesale Power Marketing
▪
Functions within the regulated electric
utility operation
▪
Markets surplus power from generating
units through MISO
▪
Maximum approved VaR is $1.5 million
– 2005 peak was $625,000

Supportive Regulation
▪
Senate Bill 29 Environmental Recovery
▪
NOx - $255 million – Aug. 2001
▪
Multi-pollutant - $110 million – Feb. 2006
▪
Normal Temperature Adjustment implemented in Indiana - Oct. 2005
▪
ProLiance Service Agreement extended through 2011 - Apr. 2006
▪
Indiana Decoupling Settlement Agreement filed & pending approval - Aug.
2006
▪
South Gas & Electric Rate Case Filed - Sep. 2006
▪
Settlements achieved last 3 gas rate cases
▪
IGCC Generating Facility Petition Filed - Sep. 2006
▪
Ohio Decoupling/Conservation Order - Sep. 2006

Ohio Decoupling/Conservation Order
▪
Rate mechanism that aligns utility and customer by supporting conservation
▪
Creation of additional conservation programs for low-income customers
▪
Two year program - $2.0 million Vectren contribution
▪
Sales Reconciliation Rider (SRR)
▪
Recovers 100% of difference between weather normalized actual base revenues and the base revenues approved in the last rate case, as adjusted for customer additions (residential and general service customers)
▪
The differences calculated monthly, deferred without carrying costs, subsequent recovery via SRR, to be recovered over annual tracker filed each November 1st
▪
SRR will be implemented October 1, 2006

Gas
▪
Increase - $10.4 million
▪
ROE - 11.75%
▪
Equity ratio - 47%
▪
Rate Base - $118.5 million
▪
NOI - $9.4 million
▪
Decoupling/Conservation
Adjustment
▪
Bare Steel/Cast Iron Replacement
Tracker
Electric
▪
Increase - $76.7 million
▪
ROE - 12.00%
▪
Equity ratio - 47%
▪
Rate Base - $1,017.8 million
▪
NOI - $82.2 million
▪
FERC return/periodic recovery on
new transmission investments
▪
Environmental recovery under
Senate Bill 29 expected to continue
Opposition
   & Rebuttal
Hearings
Sept.
2006
File with
IURC
 Settlement
Negotiations
Post Hearing
Briefs
Final Rate
Order
New Rates
in Effect
Procedural Timeline
Case in
Chief
Hearing
Summary of Vectren South Rate Filings

Electric	Gas
Rate Base (millions)	**$1,017.8**	**$118.5**
Common Equity	47%	47%
Debt and Preferred	39%	39%
Deferred Taxes and Other	14%	14%
Capital Structure (millions)	100%	100%
Cost of Capital		
Common Equity	12.00%	11.75%
Debt and Preferred	6.04%	6.04%
Overall Rate of Return (incl. cost free and other items)	**8.08%**	**7.96%**
Net Operating Income (NOI) (millions)	**$82.2**	**$9.4**
(3/31/06 - Electric $72.9 million & Gas $5.4 million)		
Revenue Increase (millions)	**$76.7**	**$10.4**
Increase Attributable to:		
Return on Rate Base Growth and Depreciation	37%	14%
Cost of Capital	1%	11%
Declining Customer Usage	-	17%
Uncollectible Accounts Expense	-	8%
Labor and Related Costs	10%	10%
Reliability and Maintenance Programs	15%	16%
MISO Costs, Including Amortization of MISO Deferrals	17%	-
Amortization of Other Deferrals	9%	-
Chemical Costs	10%	-
State Income Tax Rate Change Impacts	1%	5%
Shortfall from Prior Rate Case	-	15%
Other Cost Increases	-	4%
	100%	100%

VECTREN

Summary of Vectren South Rate Filings – cont’d

$400
$350
$300
$250
$200
$150
$100
$50
$0
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Cap Ex & Depr. - $ in Millions
Rate Base - $ in Millions
2004
2005
2006
2007
2008
2009
Cap Ex
Depreciation
Rate Base

VECTREN

6% Rate Base Growth
VUHI Capital Structure
Common
Equity
Long-Term Debt
45%
45%
10%
2006
Estimate
(1) Other Capital includes customer
deposits, ITC and deferred taxes.
Other (1)
$1,175
$160
$200
$100
$  80
(in millions)
Growing Rate Base (2006-2009)
▪
Total Utility Cap Ex
▪
Major Expenditures
▪
IGCC Plant
▪
Environmental
▪
Electric Transmission
▪
Steel/Cast Iron (Replacement)

Without New Equity	Without New Equity [1]	With New Equity [2]
1	Rate Base		$2,000	$2,100	$2,200
2	New Equity Sold (1.7 million shares @ 1.7x Book Value)				$45
3	Proforma Common Equity Rate Making Equity Ratio		45%	45%	45%
4	Rate Base Earning Equity Return	*line 1 x line 3*	$900	$945	$990
5	Cost of Capital - Common Equity		11%	11%	11%
6	Net Income Opportunity	*line 4 x line 5*	$99	$104	$109
7	Shares Outstanding (millions)		75.0	75.0	76.7
8	EPS Potential	*line 6 / line 7*	$1.32	$1.39	$1.42

Footnotes:

1) Reinvested earnings of $45 million and borrowed $55 million.

2) Reinvested $45 million and sold $45 million, 1.7 million shares.

VECTREN

Growing Earnings Through Utility Plant Investment
An Illustration
(in millions)

3 Year CAGR of 29%
EPS
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
2003
2004
2005
2006E

EMS	$0.17	$0.18	$0.39	$0.20 - $0.26
CM	-	0.01	0.07	0.08 - 0.12
EIS	0.03	0.06	-	0.08 - 0.12
Total	$0.20	$0.25	$0.46	$0.36 - $0.50

Nonutility Territory
Earnings Per Share
(EMS, CM & EIS)
Nonutility – Supporting the Core
▪
Successful Nonutility businesses
▪
Closely aligned to core Utility
▪
Energy Marketing & Services (EMS)
▪
Coal Mining Operations (CM)
▪
Energy Infrastructure Services (EIS)
▪
Focus on operating companies
▪
Target 10+% annual growth

Southern
Natural
Tennessee Gas
Texas Gas
Texas Eastern
Trunkline Gas
ANR
Columbia Gas
Columbia Gulf
Midwestern Gas
Panhandle
Eastern
ProLiance Pipeline Access
ProLiance Energy (1996)
▪
Storage & Transportation Optimization
▪
75% of earnings stream
▪
32 Bcf firm – 2005/06 heating season
▪
35 Bcf firm – 2006/07 heating season 1
▪
45 Bcf firm – 2007/08 heating season
1) Does not include 5 Bcf of Liberty Gas Storage scheduled
    to be partially operational in late 2006.
▪
Retail Gas Marketing
▪
1,300 Commercial and Industrial customers
▪
Wholesale Services
▪
Vectren and Citizens gas supply agreement extended until
2011
▪
Utilities, municipals, power generators & other marketers
▪
Midstream Investments
▪
Two Intrastate pipelines
▪
Four storage fields
▪
100 + employees – Indianapolis, Ind.
▪
Approximate sales volumes of 1 Bcf per day
▪
Balanced book approach - VaR capped at $2.5 mm
▪
Stand alone $300 mm credit facility plus
$100 mm surge
▪
JV – 61% owned by VVC – governance 50/50
▪
Total VVC Investment 6/30/06: $116 mm

Vectren Source (2001)
▪
Retail Gas Marketing in “Choice” States
▪
Operates in Ohio, Indiana, Georgia and New York
▪
Customer count approximately 150,000
▪
Steady, organic customer growth
▪
Annual volumes have grown from 1.8 Bcf in 2002 to
12.4 Bcf in 2005
▪
ProLiance serves as agent for commodity purchases
▪
40 full time employees, in-house call center
▪
100% owned by Vectren
▪
Total Assets 06/30/06: $23 mm

Cypress Creek
Prosperity
▪
Supplies Vectren’s generating plants
approximately 3 mm tons annually
▪
90+% of Vectren’s requirement
▪
Affiliate contracts on file with regulators
▪
Markets coal to other utilities and industrial
accounts
▪
Staff of 4 plus 300 contract mining employees
▪
Regulatory support of Indiana coal generation
▪
100% owned by Vectren
▪
Total Assets 06/30/06: $120 mm
▪
Prosperity Mine
▪
Underground mine – mid-sulfur 3.3 lbs
▪
~35 mm tons of reserves at 12/31/06
▪
Mines ~3 mm tons per year
▪
Cypress Creek Mine
▪
Surface mine – high-sulfur 7.5 lbs
▪
~3 mm tons of reserves at 12/31/06
▪
Mines ~1.4 mm tons per year
Coal Mining Operations (1997)

PUTNAM
VIGO
CLAY
OWEN
SULLIVAN
GREENE
KNOX
DAVIESS
MARTIN
ORANGE
PIKE
DUBOIS
GIBSON
CRAWFORD
VANDERBURGH
POSEY
SPENCER
PERRY
WARRICK
0
30
60 mi

Glen Ayr & Oaktown Project (2006)
▪
Two Mines – 80 mm Tons of Reserves
▪
Located 8 miles north of Vincennes, Ind.
▪
Competitive location to minimize
transportation costs
▪
Within 50 miles of 8 coal-fired plants
▪
Adjacent to mainline rail service
▪
Within 10 miles of proposed Duke/Vectren
IGCC plant
▪
Coal quality – Projected high-sulfur 6.0 lbs
▪
5 mm tons projected to be mined annually
when fully operational
▪
Land acquisition, permitting, rail access and
mine development estimated at 2 ½ years
▪
Mine development and equipment costs
estimated at $125 mm
▪
425 new mining jobs
Wabash River
Newton (S)
Gibson (SU)
Edwardsport
Merom (S)
Hutsonville
Petersburg (S)
Ratts
Prosperity
Glen Ayr/Oaktown
Rockport
Henderson (S)
Brown (S)
Warrick (SU)
Culley (S)
Vincennes
Washington
Evansville
(S)  Scrubbed plant
(SU) Scrubber under
        construction
Power plant
Mine site
Indiana Southern
   Rail Road
CSX Rail Road
Cities
Legend

Energy Systems Group (1995)
▪
Construction - Performance Contracting
▪
Designs & installs facility improvements that pay for
themselves from energy and operational savings
▪
Hospitals, schools, governments
▪
Veterans Administration
▪
Four military base program centers
▪
O&M Contracts
▪
Three energy centers
▪
Energy coaching and facility management for K-12
school districts
▪
Renewable Energy Projects - Renewable natural gas and waste to energy
▪
Johnson City, TN (Oct. 2006)
▪
Atlanta, GA (proposed)
▪
St. Lucie, FL (Program manager)
▪
Business strategy focused on developing recurring
revenues and territory expansion
▪
170 employees in 14 states
▪
100% owned by Vectren
▪
Total assets 06/30/06: $38 mm

Miller Pipeline (2000)
▪
Gas Pipeline Construction and Repair
▪
Expand work in cast iron and bare steel replacement
programs
▪
Growth opportunities
▪
Pipeline Integrity Act
▪
Pending Distribution Integrity Act
▪
Geographic expansion and strategic acquisition
▪
Waste Water Construction and Repair
▪
EPA mandates related to storm sewers in major
municipalities provide significant opportunities
▪
Vectren purchased Duke Energy’s 50% of Miller on
July 1, 2006 and is now 100% owned by Vectren
▪
Major customers – Duke, NiSource, Citizens & Vectren
▪
One of the largest gas distribution contractors in the
Midwest
▪
Over 50 years of construction experience
▪
Over 1,200 employees
▪
Exit non-core businesses (Reliant)
▪
Meter reading & line locating
▪
Total VVC Investment 06/30/06: $30 mm (before acquisition)

$700
$600
$500
$400
$300
$200
$100
$0
$ mm
Borrowing
Available
$209
$141
$143
$112
$385
$130
$210
$45
VUHI
Capital
VUHI
Capital

VUHI	S&P	Moody's
Unsecured Debt	A-	Baa1
Commercial Paper	A2	P2
Outlook	Stable	Stable

VECTREN

As of 6/30
2005
2006
$350
$255
$515
$255
Liquidity
Strong Credit Ratings
Major Credit Facilities
▪
ProLiance Standalone Credit
Facility
▪
$300 million base
▪
$100 million surge
VUHI – Vectren Utility Holdings
Capital – Nonutility holding co.

$1.40
$1.20
$1.00
$0.80
$0.60
10 Year CAGR of 3.9%
1997
1998
1999
2000
2001
2002
2003
2004
2006E

VECTREN

Dividends Paid
Strong Dividend Growth
▪
46 Consecutive years of dividend increases
▪
3.4% increase payable Dec. 1, 2005
▪
Current Annualized Dividend - $1.22
▪
65% +/- target payout

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
EPS
3 Year CAGR
of
6.4%
2003
2004
2005
2006E

Utility	$1.21	$1.10	$1.26	$1.15 -	$1.25
Nonutility	0.20	0.19	0.48	0.36 -	0.50
Corp/Other	(0.02)	(0.02)	(0.09)	(0.01) -	0.00
EPS w/o Synfuels	$1.39	$1.27	$1.65	$1.60 -	$1.75
Synfuels	$0.19	$0.16	$0.16	($0.06)	

VECTREN

Earnings Per Share
(excluding synfuels)
Positioned For The Future
▪
Supportive regulation
▪
Balance sheet strength to attract
capital
▪
Strong record of dividend growth
▪
Achievable 5+% average annual
growth rate
▪
EPS Guidance - $1.55 to $1.70

Appendix
Discover Who We Are

Corporate Structure
Vectren
Corporation
Vectren Utility
Holdings Inc.
Vectren
Enterprises
Energy Marketing
and Services
Coal Mining
Other
Businesses
Energy
Infrastructure
Services
ProLiance
Energy (61%)
Vectren Source
Coal Mining
Operations
Synfuels
Miller Pipeline
Other
Haddington
Energy (13%)
Broadband *
Pace Carbon
Synfuels (8%)
Energy Systems
Group
Vectren North
(Indiana Gas)
Vectren South
(SIGECO) - Gas
Vectren Energy
Delivery of Ohio
(VEDO)
Vectren South
(SIGECO) - Electric
NOTE: Ownership Percentage in ( )
* Sale of Vectren’s interest in Broadband is expected to close Q4 2006.

Energy Delivery
Vectren Utility Holdings, Inc. (VUHI) - The Company’s wholly owned subsidiary serves as the intermediate holding company for its three operating public utilities: Indiana Gas Company, Inc. (Indiana Gas
Company, Inc. (Indiana Gas), Southern Indiana Gas and Electric Company (SIGECO) and the Ohio operations.  VUHI also has other assets that provide information technology and other services to thethree utilities.
Overview
Vectren’s three operating utilities provide reliable delivery service to 990,000 natural gas customers, including 560,000
located in central and southern Indiana, 112,000 located in
southwestern Indiana, and 318,000 located in west central
Ohio.
Markets
▪
57 counties in central and southern Indiana
▪
17 counties in west central Ohio
Top Industrial Customers
▪
ALCOA (Aluminum)
▪
AE Staley (Grain Processing)
▪
AK Steel (Steel)
▪
Eli Lilly (Pharmaceuticals)
▪
General Electric (Plastics)
▪
General Motors (Automotive)
▪
NUCOR (Steel)
Principal Industries
The principal industries include automotive assembly, parts
and accessories, feed, flour and grain processing, metal
casting, aluminum products, appliance manufacturing, resin
and plastic products, gypsum products, electrical equipment, metal specialties, glass, steel finishing, pharmaceutical and nutritional products, gasoline and oil products, and coal mining.

Natural Gas
Electric
Overview
Vectren provides reliable delivery service to 140,000 in
southwestern Indiana.
Markets
6 counties in southwestern Indiana
Top Industrial Customers
▪
AK Steel (Steel)
▪
Berry Plastics (Plastics)
▪
Bristol Myers (Pharmaceuticals/Food)
▪
General Electric (Plastics)
▪
PPG Industries (Automotive)
▪
Toyota (Automotive)
▪
Whirlpool (Metal Products)
Principal Industries
The principal industries include resin and plastic products, aluminum smelting and recycling, aluminum sheet products,
automotive assembly, steel finishing, appliance
manufacturing, pharmaceutical and nutritional products,
automotive glass, gasoline and oil products, and coal mining.

Power Supply
Wholesale Power Marketing
▪
Functions within the regulated electric utility
operation
▪
Markets surplus power from generating units
through MISO
▪
Maximum approved VaR is $1.5 million
▪
Maximum VaR in 2005 was $625,000
Overview
Provides low-cost, reliable electric generation for
delivery to retail and firm wholesale customers in
Southwest Indiana.  Optimizes assets by marketing
unutilized capacity to the open market.
Markets
▪
Southwest Indiana – Retail and Wholesale
▪
Midwest – Wholesale
Generating Capacity
▪
6 coal-fired base units – 1,056 MW
▪
Brown – 2 units, 500 MW
▪
Culley – 3 units, 406 MW
▪
Warrick – 1 unit, 150 MW
▪
Burn approximately 3 million tons of coal
annually
▪
Culley #1 – 46 MW to be decommissioned 12/31/06
▪
6 natural gas peaking units – 295 MW
▪
Member of Midwest Independent Transmission
System Operator (MISO)
▪
Has 6 interconnects
Vectren Utility Holdings, Inc. (VUHI) - The Company’s wholly owned subsidiary serves as the intermediate holding company for its three operating public utilities: Indiana Gas Company, Inc. (Indiana Gas), Southern Indiana Gas and Electric Company
(SIGECO) and the Ohio operations.  VUHI also has other assets that provide information technology and other services to the three utilities.

Other Nonutility Businesses
Haddington Energy Partners
▪
Overview – The company is a partner in equity method
investments that invest in energy-related ventures.
Haddington has two remaining investments, a
compressed air energy project to be used for generating
electricity in Ohio and a liquefied natural gas facility in
Texas.
▪
Strategy – Continue to harvest energy investments as
opportunities arise.
▪
Total VVC Investment 06/30/06: $14 million
Broadband
▪
Overview – The company is a minority owner of a
broadband business that provides bundled cable
television, high speed internet and advanced local and
long-distance phone services in Evansville, Indiana.
▪
Strategy – Sale of remaining interest expected to close
in Q4 2006.
▪
Total VVC Investment 06/30/06: $12 million equity and
$34 million convertible debt
Vectren Financial Group
▪
Overview – Energy Realty and Southern Indiana
Properties hold investments in affordable housing
partnerships, leveraged leases, and real estate notes.
▪
Strategy – Hold leveraged leases and affordable
housing partnerships.  Exit real estate notes upon
refinancing.
▪
Total VVC Net Assets 06/30/06: $60 million
Vectren Synfuels
▪
Overview – Generates IRS Code Section 29
investment tax credits relating to the production of
coal-based synthetic fuels through its investment in
Pace Carbon. Owns 1/12th (8.3%) of Pace Carbon,
which is an unconsolidated affiliate accounted for
using the equity method.
▪
Strategy – Currently, has elected to opt out of
participation in the production of synfuels.  To begin
utilizing Alternative Minimum Tax (AMT) credit carry
forward of approximately $50 million as early as 2006.

EARNINGS Twelve Months Ended December 31			EARNINGS PER SHARE Twelve Months Ended December 31		
	2005	2004	2003	2005	2004	2003
Utility Group	$ 95.1	$ 83.1	$ 85.6	$ 1.26	$ 1.10	$ 1.21
Nonutility Group						
Energy Marketing and Services	29.7	13.8	12.3	0.39	0.18	0.17
Mining Operations	5.3	0.4	(0.3)	0.07	0.01	-
Energy Infrastructure Services	0.3	4.6	2.1	-	0.06	0.03
Other Businesses	1.2	(4.5)	0.2	0.02	(0.06)	-
Total Nonutility Group	36.5	14.3	14.3	0.48	0.19	0.20
Corporate and Other	(6.5)	(1.6)	(2.0)	(0.09)	(0.02)	(0.02)
Total Operations	125.1	95.8	97.9	1.65	1.27	1.39
Synfuels related	11.7	12.1	13.3	0.16	0.16	0.19
Vectren Consolidated	$ 136.8	$ 107.9	$ 111.2	$ 1.81	$ 1.43	$ 1.58
Average Shares Outstanding	75.6	75.6	70.6			

VECTREN

Business Segment Earnings & EPS

Gas			Electric
	North	Ohio	South	South
Customers	560,000	318,000	112,000	140,000
Rate Order Date	12/1/2004	4/14/2005	7/1/2004	6/21/1995
Revenue Increase (MM)	$24.0	$15.7	$5.7	n/a
Rate Base (MM)	$708	$245	$113	$575
Allowed ROE	10.6%	10.6%	10.5%	12.25%
Normal Temp. Adjustment	Yes	No	Yes	No
Bad Debt Tracker	No	Yes	No	No
Pipeline Integrity Recovered	Yes	Yes	Yes	n/a
Environmental Tracker	n/a	n/a	n/a	Yes
Conservation Tracker	Filed	Filed	Filed	n/a

VECTREN

Summary of Past Rate Orders

Tracking Investment and Margin Recovery
▪
NOx Compliance Expenditures
▪
All $255 mm of project costs currently included in rates
▪
8% return on capital invested
▪
Recovery of related O&M and depreciation expense
▪
Multi-pollutant Expenditures
▪
Filed with IURC in May 2005
▪
Settlement with Consumer Counselor filed October 20, 2005
▪
$110 mm expenditure
▪
7.98% return on capital invested
▪
Recovery of related O&M and depreciation expense
▪
Adjusted every 6 months
▪
Commission order received February 22, 2006
▪
Normal Temperature Adjustment
▪
Implemented in Indiana October 2005
▪
Impacts 60% to 65% of gas heating load during October-April
▪
Adjusts distribution charge monthly for normal weather

Indiana Conservation/Energy Efficiency Program
▪
Hearings and briefing on settlement completed in August - awaiting IURC approval
▪
Five year program
▪
1st  year Vectren administers program and fronts up to $1.5 million
▪
Years 2-5 independent administrator with annual program costs approximately $4.5 million, collected from customers through Energy Efficiency Rider (EER)
▪
Sales Reconciliation Component (SRC) recovers margin difference
▪
For Vectren North, recovers 85% of difference between weather normalized actual base revenues and the base revenues approved in last rate case, as adjusted for customer additions (Vectren North residential and general service customers; for Vectren South
SRC approved, but not effective until order received in next rate case)
▪
The margin differences calculated monthly, deferred without carrying costs, subsequent recovery via SCR, to be recovered over annual tracker
▪
Quarterly ROE test to ensure returns not in excess of last rate case

▪
Indiana Strategic Energy Plan
▪
Build needed new power plants using “clean coal” technology
▪
Make gas from coal versus importing natural gas
▪
Unlock biomass and build on biofuels success
▪
State Expansion/Growth
▪
123 competitive deals announced in 2006
▪
Commitments to create more than 15,600 new jobs
▪
$3.9 billion in private capital investments
▪
Larger deals announced in Vectren’s service territory
▪
Honda selects Greensburg for new auto plant – 2,000 new employees
▪
Sallie Mae opening operations in Muncie – 700 jobs
▪
Pfizer expansion in Terre Haute – 450 new jobs
▪
Nestle adds new facility in Anderson – 300 new jobs
▪
American General Financial Services expansion in Evansville – 150 new jobs
Strong Economic Development - Indiana

▪
Ohio commitment to economic growth – 2005 tax reform
▪
Cut personal income tax by 21% over next five years
▪
Eliminated business tax on new machinery, equipment and inventory
▪
State Expansion/Growth
▪
Annual survey ranks Ohio first in Midwest and second in nation for new and expanded business facilities (Site Selection magazine)
▪
57 private investments were made in Dayton region in 2005
▪
Total value over $390 million
▪
2,900 jobs created or retained
▪
Larger deals announced in Vectren’s Dayton service territory
▪
Clopay Corp. – 400 jobs
▪
Alkermes, Inc – 275 jobs
▪
Lastar Inc. – 105 jobs
▪
Spartech Plastics –   90 jobs
▪
Copeland Corp. –   60 jobs
Strong Economic Development - Ohio

TEXAS
Pipelines
Permitted Cameron Pipeline
Port Arthur Pipeline
Liberty Gas Storage Pipelines
Liberty Gas
Storage
Lake Charles
LNG
LOUISIANA
New Kinder
Louisiana
Pipeline
New
Creole
Trail
Pipeline
Port Arthur
LNG
Sabine Pass
LNG
Golden Pass
LNG
Sabine Lake

VECTREN

Liberty
Expansion
Cameron
LNG
Creole
Trail LNG
2012
9.55 BCF/day
In
Development
& Proposed
Expansions
2009
5.9 BCF/day
Existing/Under
Construction
New LNG Supply
ProLiance - Liberty Storage Map
Liberty Gas Storage
▪
Sempra Pipeline &
Storage (75%) and
ProLiance (25%)
▪
Announced 5/16/05
▪
17 Bcf underground gas
storage capacity
▪
ProLiance 5 Bcf under
contract
▪
Finalizing construction
▪
Partially operational late
Q4 2006
Liberty Expansion
▪
Sempra Pipeline &
Storage (75%) and
ProLiance (25%)
▪
Announced 9/12/06
▪
10-12 Bcf of potential
natural gas storage
capacity
▪
FERC approval required

▪
Generates synfuel tax credits resulting from the production of coal-based synthetic fuels through its investment in Pace Carbon
▪
Owns 1/12th (8.3%) of Pace Carbon, which is an unconsolidated affiliate accounted for using the equity method
▪
Currently, Vectren has elected to opt out of its participation in the production of synfuels
▪
Estimated 45% phase out of credits generated year to date
▪
2006 hedge in place minimizing exposure/opportunity
▪
Recorded impairment charge totaling $9.5 million, or $5.7 million after tax
▪
Current projection at $0.06 loss for 2006
▪
Company has generated an Alternative Minimum Tax (AMT) credit carry forward of approximately $50 million as of December 31, 2005
▪
Company to begin utilizing AMT credits as early as 2006
Synfuels Update